UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2026

Metech Group Inc.
(Name of registrant as specified in its charter)

First America Resources Corporation

(Former name, if changed since last report)

Nevada	000-56816	27-2563052
(State or other jurisdiction of incorporation or organization)	(SEC File No.)	(IRS Employer Identification Number)

1000 East Armstrong Street Morris, IL	60450
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number: 815-941-9888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 27, 2026, First America Resources Corporation, a Nevada corporation (the “Company”), changed its corporate name to “Metech Group Inc.” (the “Name Change”). The Name Change became effective upon the filing of Certificate of Amendment with the Nevada Secretary of State on September 27, 2026.

Following the effectiveness of the Name Change, the Company will conduct business under the name Metech Group Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metech Group Inc.

Date: October 01, 2026	By:	/s/ Rongmei Yu
Rongmei Yu, Chief Financial Officer

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